 Exhibit 99.2

Supplemental Information Package
Third Quarter 2018

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 1, 2018 and the factors included under the heading “Risk Factors” in our other public filings.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2018 that will be released on Form 10-Q to be filed on or about November 5, 2018.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

EBITDA is calculated as the sum of net income (loss) before interest expense, income taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Funds From Operations (FFO) is defined by NAREIT as net income (loss), calculated in accordance with GAAP, excluding gains or losses from sales of property and impairment losses on depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, above-/below-market leases, non-cash interest expense, non-cash compensation and other non-cash items including amortization of lease inducements. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties.

Supplemental Definitions

Net Operating Income (NOI) is calculated as net income plus depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense and the amortization of lease inducements. Cash NOI excludes from NOI straight-line rent and amortization of above-/below market leases. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2101 L Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 650		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20037	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Michael Ibe
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	James Mead
Alison Bernard, CAO	Ronald Kendall, EVP	Cynthia Fisher	William Trimble III
Emil Henry Jr.

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	SunTrust Robinson Humphrey
Jonathan Petersen	Michael R. Lewis
212-284-1705	212-319-5659

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share amounts)

Price of Common Shares	Three months ended September 30, 2018		Earnings	Three months ended September 30, 2018	Three months ended September 30, 2017(4)
High closing price during period	$20.45		Net income available to Easterly Government Properties, Inc.	$2,155	$942
Low closing price during period	$18.80		Net income available to Easterly Government Properties, Inc.
End of period closing price	$19.37		per share:
			Basic	$0.03	$0.02
Outstanding Classes of Stock and			Diluted	$0.03	$0.02
Partnership Units - Fully Diluted Basis	At September 30, 2018
Common shares	60,794,821		Net income	$2,482	$1,117
Unvested restricted shares	24,020		Net income, per share - fully diluted basis	$0.04	$0.02
Common partnership and vested LTIP units	8,679,294
Total - fully diluted basis	69,498,135		Funds From Operations ("FFO")	$18,591	$15,067
			FFO, per share - fully diluted basis	$0.27	$0.32
Market Capitalization	At September 30, 2018
Total equity market capitalization - fully diluted basis	$1,346,179		Funds From Operations, as Adjusted	$16,507	$13,383
Consolidated debt(1)	669,971		FFO, as Adjusted, per share - fully diluted basis	$0.24	$0.28
Cash and cash equivalents	(6,922)
Total enterprise value	$2,009,228		Cash Available for Distribution	$13,669	$10,454

Ratios	At September 30, 2018		Liquidity		At September 30, 2018
Net debt to total enterprise value(2)	33.0%		Cash and cash equivalents		$6,922
Net debt to annualized quarterly EBITDA(2)	7.0	x
Pro forma net debt to annualized quarterly EBITDA(3)	6.0	x	Available under $450 million unsecured revolving credit facility(5)		$417,000
Cash interest coverage ratio	5.1	x
Cash fixed charge coverage ratio	4.3	x

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Net debt is equal to consolidated debt less cash and cash equivalents.

(3)Pro-forma assuming a full quarter of operations from the nine properties acquired in the third quarter of 2018.

(4)In the fourth quarter of 2017, the Company revised the prior period depreciation and amortization expense amount. Refer to the Company's Annual Report on Form 10-K for the year ended

December 31, 2017, for a detailed discussion of the revision.

(5)Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	September 30, 2018	December 31, 2017
Assets
Real estate properties, net	$1,546,600	$1,230,162
Cash and cash equivalents	6,922	12,682
Restricted cash	4,388	3,519
Deposits on acquisitions	7,225	750
Rents receivable	17,394	12,751
Accounts receivable	9,186	9,347
Deferred financing, net	2,636	945
Intangible assets, net	167,044	143,063
Interest rate swaps	6,958	4,031
Prepaid expenses and other assets	10,158	8,088
Total assets	$1,778,511	$1,425,338

Liabilities
Revolving credit facility	33,000	99,750
Term loan facilities, net	248,413	99,202
Notes payable, net	173,752	173,692
Mortgage notes payable, net	210,388	203,250
Intangible liabilities, net	33,038	38,569
Accounts payable and accrued liabilities	38,618	19,786
Total liabilities	737,209	634,249

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
60,818,841 and 44,787,040 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively.	608	448
Additional paid-in capital	1,015,603	740,546
Retained earnings	12,241	7,127
Cumulative dividends	(123,282)	(83,718)
Accumulated other comprehensive income	6,089	3,403
Total stockholders' equity	911,259	667,806
Non-controlling interest in Operating Partnership	130,043	123,283
Total equity	1,041,302	791,089
Total liabilities and equity	$1,778,511	$1,425,338

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017(1)	September 30, 2018	September 30, 2017(1)
Revenues
Rental income	$35,219	$30,079	$99,967	$83,600
Tenant reimbursements	4,086	3,554	11,658	10,156
Other income	132	225	758	592
Total revenues	39,437	33,858	112,383	94,348

Operating expenses
Property operating	7,780	6,718	21,563	18,904
Real estate taxes	4,228	3,452	11,773	9,166
Depreciation and amortization	16,109	13,950	45,331	40,091
Acquisition costs	300	206	1,023	1,194
Corporate general and administrative	3,614	2,920	10,696	9,506
Total expenses	32,031	27,246	90,386	78,861
Operating income	7,406	6,612	21,997	15,487

Other expenses
Interest expense, net	(4,924)	(5,495)	(15,981)	(11,626)
Net income	2,482	1,117	6,016	3,861

Non-controlling interest in Operating Partnership	(327)	(175)	(902)	(700)
Net income available to Easterly Government
Properties, Inc.	$2,155	$942	$5,114	$3,161

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.03	$0.02	$0.08	$0.08
Diluted	$0.03	$0.02	$0.08	$0.08

Weighted-average common shares outstanding:
Basic	60,446,199	39,962,471	51,051,388	38,098,805
Diluted	61,978,998	41,903,977	52,600,858	40,012,282

Net income, per share - fully diluted basis	$0.04	$0.02	$0.10	$0.08

Weighted average common shares outstanding -
fully diluted basis	69,498,135	47,683,701	60,088,521	46,525,052

(1)In the fourth quarter of 2017, the Company revised the prior period depreciation and amortization expense amount. Refer to the Company's Annual Report on Form 10-K for the year ended

December 31, 2017, for a detailed discussion of the revision.

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017(1)	September 30, 2018	September 30, 2017(1)

Net income	$2,482	$1,117	$6,016	$3,861
Depreciation and amortization	16,109	13,950	45,331	40,091
Acquisition costs	300	206	1,023	1,194
Corporate general and administrative	3,614	2,920	10,696	9,506
Interest expense	4,924	5,495	15,981	11,626
Amortization of lease inducements	(28)	-	(3)	-
Net Operating Income	27,401	23,688	79,044	66,278
Adjustments to Net Operating Income:
Straight-line rent	(1,174)	(881)	(4,238)	(1,376)
Above-/below-market leases	(2,219)	(2,065)	(6,737)	(6,283)
Cash Net Operating Income	$24,008	$20,742	$68,069	$58,619

(1)In the fourth quarter of 2017, the Company revised the prior period depreciation and amortization expense amount. Refer to the Company's Annual Report on Form 10-K for the year ended

December 31, 2017, for a detailed discussion of the revision.

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017(1)	September 30, 2018	September 30, 2017(1)
Net income	$2,482	$1,117	$6,016	$3,861
Depreciation and amortization	16,109	13,950	45,331	40,091
Interest expense	4,924	5,495	15,981	11,626
EBITDA	$23,515	$20,562	$67,328	$55,578

Pro forma adjustments(2)	4,069
Pro forma EBITDA	$27,584

Net income	$2,482	$1,117	$6,016	$3,861
Depreciation and amortization	16,109	13,950	45,331	40,091
Funds From Operations (FFO)	$18,591	$15,067	$51,347	$43,952
Adjustments to FFO:
Acquisition costs	300	206	1,023	1,194
Straight-line rent and amortization of lease inducements	(1,209)	(883)	(4,256)	(1,376)
Above-/below-market leases	(2,219)	(2,065)	(6,737)	(6,283)
Non-cash interest expense	313	310	876	784
Non-cash compensation	731	748	2,307	2,215
Funds From Operations, as Adjusted	$16,507	$13,383	$44,560	$40,486

FFO, per share - fully diluted basis	$0.27	$0.32	$0.85	$0.94
FFO, as Adjusted, per share - fully diluted basis	$0.24	$0.28	$0.74	$0.87

Funds From Operations, as Adjusted	$16,507	$13,383	$44,560	$40,486
Acquisition costs	(300)	(206)	(1,023)	(1,194)
Principal amortization	(803)	(748)	(2,363)	(2,221)
Maintenance capital expenditures	(830)	(1,726)	(2,305)	(2,677)
Contractual tenant improvements	(680)	(183)	(1,231)	(335)
Leasing related expenditures	(225)	(66)	(1,140)	(347)
Cash Available for Distribution (CAD)	$13,669	$10,454	$36,498	$33,712

Weighted average common shares outstanding -
fully diluted basis	69,498,135	47,683,701	60,088,521	46,525,052

(1)In the fourth quarter of 2017, the Company revised the prior period depreciation and amortization expense amount. Refer to the Company's Annual Report on Form 10-K for the year ended

December 31, 2017, for a detailed discussion of the revision.

(2)Pro-forma assuming a full quarter of operations from the nine properties acquired in the third quarter of 2018.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	Stated Rate(1)	September 30, 2018 Balance(2)	September 30, 2018 Percent of Total Indebtedness
Unsecured debt
Unsecured revolving credit facility(3)	18-Jun-22(4)	LIBOR + 125bps	$33,000	4.9%
2018 Unsecured term loan facility	19-Jun-23	LIBOR + 120bps	150,000	22.4%
2016 Unsecured term loan facility	29-Sep-23	3.12%(5)	100,000	14.9%
Notes payable - series A	25-May-27	4.05%	95,000	14.2%
Notes payable - series B	25-May-29	4.15%	50,000	7.5%
Notes payable - series C	25-May-32	4.30%	30,000	4.5%
	6.8 years	3.60%	$458,000	68.4%
Total unsecured debt	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
VA - Loma Linda	6-Jul-27	3.59%	$127,500	19.0%
ICE - Charleston	15-Jan-27	4.21%	18,934	2.9%
USFS II - Albuquerque	14-Jul-26	4.46%	16,660	2.5%
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	15,700	2.3%
CBP - Savannah	10-Jul-33	3.40%	13,676	2.0%
MEPCOM - Jacksonville	14-Oct-25	4.41%	10,121	1.5%
VA - Golden	1-Apr-24	5.00%	9,380	1.4%
	8.5 years	3.80%	$211,971	31.6%
Total secured mortgage debt	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	September 30, 2018
Variable rate debt - unhedged	$198,700
Fixed rate debt	471,271
Total debt(2)	$669,971

% Variable rate debt - unhedged	29.7%
% Fixed rate debt	70.3%

Weighted average maturity	7.0 years
Weighted average interest rate	3.7%

(1)Average stated rates represent the weighted average interest rate at September 30, 2018.

(2)Excludes unamortized premiums / discounts and deferred financing fees.

(3)Revolving credit facility has available capacity of $417.0 million as of September 30, 2018.

(4)Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(5)The stated rate is calculated based on two interest rate swaps with an aggregate notional value of $100.0 million, which effectively fix the interest rate at 3.12% annually based on the Company’s current leverage ratio.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2018	$826	$-	$-	$826	0.1%	-
2019	3,391	-	-	3,391	0.5%	-
2020	3,564	-	-	3,564	0.5%	-
2021	4,233	-	-	4,233	0.6%	-
2022	5,297	-	33,000	38,297	5.7%	3.45%
2023	5,585	15,700	250,000	271,285	40.7%	3.27%
2024	5,730	8,395	-	14,125	2.1%	5.00%
2025	5,633	1,917	-	7,550	1.1%	4.41%
2026	3,686	6,368	-	10,054	1.5%	4.46%
2027	1,093	134,640	95,000	230,733	34.4%	3.82%
2028	983	-	-	983	0.1%	-
2029	1,016	-	50,000	51,016	7.6%	4.15%
2030	1,049	-	-	1,049	0.2%	-
2031	1,081	-	-	1,081	0.2%	-
2032	1,116	-	30,000	31,116	4.6%	4.30%
2033	668	-	-	668	0.1%	-
Total	$44,951	$167,020	$458,000	$669,971	100.0%

Operating Property Overview (As of September 30, 2018, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,053,017	9.6%	$49.00
Various GSA - Buffalo	Buffalo, NY	Office	2018 - 2025	2004	267,766	8,461,644	5.0%	31.60
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	7,499,545	4.4%	41.55
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,803,228	4.1%	40.13
PTO - Arlington	Arlington, VA	Office	2019 / 2020	2009	189,871	6,617,464	4.0%	34.85
Various GSA - Chicago	Des Plaines, IL	Office	2020 / 2022	1971 / 1999	232,759	6,395,004	3.8%	28.52
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,781,091	3.5%	64.17
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	5,129,841	3.1%	34.52
TREAS - Parkersburg	Parkersburg, WV	Office	2021	2004 / 2006	182,500	4,619,514	2.8%	25.31
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,449,165	2.7%	39.66
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	4,183,838	2.5%	58.13
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	3,985,309	2.4%	46.15
ICE - Charleston	North Charleston, SC	Office	2021 / 2027	1994 / 2012	86,733	3,788,417	2.3%	43.68
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,408,756	2.0%	27.89
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	3,386,688	2.0%	33.85
USCIS - Lincoln	Lincoln, NE	Office	2020	2005	137,671	3,310,841	2.0%	24.05
FBI - Birmingham	Birmingham, AL	Office	2020	2005	96,278	3,148,764	1.9%	32.70
AOC - El Centro	El Centro, CA	Courthouse/Office	2019	2004	46,813	3,097,404	1.9%	66.17
OSHA - Sandy	Sandy, UT	Laboratory	2024	2003	75,000	2,982,868	1.8%	39.77
USFS II - Albuquerque	Albuquerque, NM	Office	2026	2011	98,720	2,870,004	1.7%	29.07
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,804,426	1.7%	39.44
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,785,682	1.7%	65.58
DEA - Vista	Vista, CA	Laboratory	2020	2002	54,119	2,777,302	1.7%	51.32
USFS I - Albuquerque	Albuquerque, NM	Office	2021	2006	92,455	2,749,070	1.6%	29.73
FBI - Richmond	Richmond, VA	Office	2021	2001	96,607	2,740,032	1.6%	28.36
AOC - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,695,482	1.6%	29.99
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,424,579	1.4%	48.76
SSA - Charleston	Charleston, WV	Office	2019	1959 / 2000	110,000	2,273,040	1.4%	20.66
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,206,381	1.3%	21.64
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,183,945	1.3%	72.80
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,137,168	1.3%	61.06

Operating Property Overview (Cont.) (As of September 30, 2018, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
FBI - Albany	Albany, NY	Office	2019	1998	98,184	2,092,524	1.3%	21.31
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	2,090,935	1.2%	52.40
CBP - Chula Vista	Chula Vista, CA	Office	2028	1998	59,322	2,080,111	1.2%	35.06
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,068,524	1.2%	17.89
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,772,276	1.1%	28.23
DEA - Dallas	Dallas, TX	Office	2021	2001	71,827	1,769,575	1.1%	24.64
ICE - Otay	San Diego, CA	Office	2022 / 2026	2001	52,881	1,746,593	1.0%	35.32
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,686,982	1.0%	29.72
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,597,758	1.0%	48.42
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,585,903	0.9%	26.63
DEA - Otay	San Diego, CA	Office	2018	1997	32,560	1,492,827	0.9%	45.85
AOC - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,465,665	0.9%	31.20
DEA - Birmingham	Birmingham, AL	Office	2020	2005	35,616	1,460,619	0.9%	41.01
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,435,217	0.9%	37.79
GSA - Clarksburg	Clarksburg, WV	Office	2024	1999	63,750	1,381,968	0.8%	21.68
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,349,054	0.8%	42.19
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,246,594	0.7%	36.29
SSA - Dallas	Dallas, TX	Office	2020	2005	27,200	1,087,236	0.6%	39.97
ICE - Pittsburgh	Pittsburgh, PA	Office	2022 / 2023	2004	33,425	839,772	0.5%	33.26
AOC - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	820,347	0.5%	27.24
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	556,358	0.3%	34.56
SSA - Mission Viejo	Mission Viejo, CA	Office	2020	2005	11,590	529,616	0.3%	45.70
SSA - San Diego	San Diego, CA	Office	2032	2003	10,856	327,423	0.2%	32.55
Subtotal					4,658,916	$166,233,386	99.4%	$35.84

Privately Leased Properties
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Manufacturing	2023	2014	105,641	544,330	0.3%	5.15
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028	2013	70,078	520,918	0.3%	7.43
Subtotal					175,719	$1,065,248	0.6%	$6.06

Total / Weighted Average					4,834,635	$167,298,634	100.0%	$34.75

Tenants (As of September 30, 2018, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	14.1	665,998	13.8%	$30,860,603	18.4%
Federal Bureau of Investigation ("FBI")	5.5	926,535	19.2%	30,024,111	18.0%
Drug Enforcement Administration ("DEA")	6.7	446,843	9.3%	19,299,197	11.5%
Internal Revenue Service ("IRS")	11.9	241,815	5.0%	9,386,677	5.6%
Administrative Office of the U.S. Courts ("AOC")	5.1	213,791	4.4%	8,078,898	4.8%
Immigration and Customs Enforcement ("ICE")	6.7	193,661	4.0%	7,955,291	4.8%
Patent and Trademark Office ("PTO")	0.6	189,871	3.9%	6,617,464	4.0%
Federal Aviation Administration ("FAA")	2.1	209,970	4.4%	6,015,804	3.6%
Customs and Border Protection ("CBP")	11.1	127,322	2.6%	5,815,037	3.5%
U.S. Forest Service ("USFS")	5.3	191,175	4.0%	5,619,074	3.4%
Social Security Administration ("SSA")	2.9	200,866	4.2%	5,128,175	3.1%
Bureau of the Fiscal Service ("BFS")	2.5	182,500	3.8%	4,619,514	2.8%
Environmental Protection Agency ("EPA")	4.5	71,979	1.5%	4,183,838	2.5%
Department of Transportation ("DOT")	5.6	129,659	2.7%	3,656,223	2.2%
U.S. Citizenship and Immigration Services ("USCIS")	1.9	137,671	2.9%	3,310,841	2.0%
Occupational Safety and Health Administration ("OSHA")	5.3	75,000	1.6%	2,982,868	1.8%
Military Entrance Processing Command ("MEPCOM")	7.0	30,000	0.6%	2,183,945	1.3%
Department of Energy ("DOE")	11.1	115,650	2.4%	2,068,524	1.2%
National Park Service ("NPS")	5.7	62,772	1.3%	1,772,276	1.1%
U.S. Coast Guard ("USCG")	9.2	59,547	1.2%	1,585,903	0.9%
Small Business Administration ("SBA")	3.5	37,253	0.8%	1,184,556	0.7%
National Labor Relations Board ("NLRB")	7.0	36,640	0.8%	1,011,168	0.6%
General Services Administration - Other	0.1	17,235	0.4%	743,880	0.4%
U.S. Department of Agriculture ("USDA")	2.7	12,774	0.3%	389,667	0.2%
Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”)	2.2	8,680	0.2%	355,968	0.2%
U.S. Attorney Office ("USAO")	5.3	6,408	0.1%	138,900	0.1%
U.S. Marshals Service ("USMS")	8.3	1,054	0.0%	47,400	0.0%
Department of Labor ("DOL")	5.3	1,004	0.0%	21,756	0.0%
U.S. Probation Office ("USPO")	5.3	452	0.0%	9,804	0.0%
Subtotal	6.8	4,594,125	95.4%	$165,067,362	98.7%

Tenants (Cont.) (As of September 30, 2018, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

Private Tenants
We Are Sharing Hope SC	3.0	21,609	0.4%	$603,764	0.4%
Other Private Tenants	3.3	22,215	0.5%	562,260	0.3%
United Technologies (Pratt & Whitney)	5.3	105,641	2.2%	544,330	0.3%
Lummus Corporation	9.8	70,078	1.5%	520,918	0.3%
Subtotal	6.3	219,543	4.6%	$2,231,272	1.3%

Total / Weighted Average	6.8	4,813,668	100.0%	$167,298,634	100.0%

(1)Weighted based on leased square feet.

Lease Expirations (As of September 30, 2018, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Footage Expiring	Percentage of Total Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2018	3	49,795	1.0%	$2,236,707	1.3%	$44.92
2019	5	435,518	9.0%	13,598,057	8.1%	31.22
2020	14	668,669	13.9%	21,397,897	12.8%	32.00
2021	11	904,686	18.8%	26,736,336	16.0%	29.55
2022	4	71,145	1.5%	2,415,086	1.4%	33.95
2023	3	181,474	3.8%	4,851,324	2.9%	26.73
2024	13	565,728	11.8%	18,781,450	11.2%	33.20
2025	4	145,595	3.0%	6,009,832	3.6%	41.28
2026	3	157,011	3.3%	4,611,985	2.8%	29.37
2027	7	325,944	6.8%	11,782,017	7.0%	36.15
Thereafter	5	1,308,103	27.1%	54,877,943	32.9%	41.95
Total / Weighted Average	72	4,813,668	100.0%	$167,298,634	100.0%	$34.75

Summary of Re/Development Projects (As of September 30, 2018, unaudited, costs in thousands)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Rentable Square Feet	Percentage Leased	Lease Term	Anticipated Total Cost	Cost to Date	Anticipated Completion Date	Anticipated / Actual Lease Commencement
FDA - Alameda	Alameda, CA	Laboratory	69,624	100%	20-Year	$83,446	$37,952	4Q 2019	4Q 2019
FEMA - Tracy	Tracy, CA	Warehouse/Office	210,373	100%	20-Year	43,790	43,028	4Q 2018	October 1, 2018
Total			279,997			$127,236	$80,980

Projects in Design(2)
Property Name	Location	Property Type	Total Estimated Rentable Square Feet	Percentage Leased	Lease Term	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Lenexa	Lenexa, KS	Laboratory	59,690	100%	20-Year	2Q 2020	2Q 2020
Total			59,690

(1)Includes properties under construction for which design is complete.

(2)Includes properties in the design phase for which project scope is not fully determined.